Rule 4979(d)


                                     FT 1020
                 Value Line(R) 100 #1 Ranks Portfolio, Series 14

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trust with respect to the Trust's Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

     The Fund/SERV CUSIP for the Trust is 30269X258.


November 1, 2005